Exhibit 99.1

2013 First Quarter Financial Results May 9, 2013 NYSE: CF

All statements in this communication, other than those relating to historical facts, are “forward-looking statements.” These forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. Important factors that could cause actual results to differ materially from our expectations include, among others: the volatility of natural gas prices in North America; the cyclical nature of our business and the agricultural sector; the global commodity nature of our fertilizer products, the impact of global supply and demand on our selling prices, and the intense global competition from other fertilizer producers; conditions in the U.S. agricultural industry; reliance on third party providers of transportation services and equipment; difficulties in completing the implementation of a new enterprise resource planning system and risks associated with cyber security; weather conditions; our ability to complete our recently announced production capacity expansion projects on schedule as planned and on budget or at all; risks associated with other expansions of our business, including unanticipated adverse consequences and the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our potential inability to obtain or maintain required permits and governmental approvals or to meet financial assurance requirements from governmental authorities; future regulatory restrictions and requirements related to greenhouse gas emissions; the seasonality of the fertilizer business; the impact of changing market conditions on our forward sales programs; risks involving derivatives and the effectiveness of our risk measurement and hedging activities; the significant risks and hazards involved in producing and handling our products against which we may not be fully insured; our reliance on a limited number of key facilities; risks associated with joint ventures; acts of terrorism and regulations to combat terrorism; difficulties in securing the supply and delivery of raw materials, increases in their costs and delay or interruptions in their delivery; risks associated with international operations; losses on our investments in securities; deterioration of global market and economic conditions; our ability to manage our indebtedness; and loss of key members of management and professional staff. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, including our most recent periodic reports filed on Form 10-K and Form 10-Q, which are available in the Investor Relations section of the CF Industries Web site. Forward-looking statements are given only as of the date of this release and we disclaim any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Safe Harbor Statement

Financial Highlights In millions, except percentages and EPS 2013 Q1 2012 Q1 Reported net sales $ 1,337 $ 1,528 Adjusted net sales (1) $ 1,337 $ 1,488 Reported gross margin 675 712 - As percent of reported sales 51% 47% Adjusted gross margin (1) 675 672 - As percent of adjusted sales (1) 51% 45% EBITDA(2) $ 651 $ 702 Net earnings attributable to common stockholders 407 368 Earnings per diluted share 6.47 5.54 Cash flow provided by operations 679 603 Adjusted to exclude the impact of a retroactive modification to the selling price calculation methodology used for products sold by Canadian Fertilizers Limited (CFL). This modification impacts the comparability of the financial results between the 2012 and 2013 time periods. See explanation under “CFL Selling Price Modification” on slide 12 and slides 13 and 14 for the reconciliation of adjusted financial results and metrics. See slide 11 for EBITDA reconciliation. 3

First Quarter Accomplishments Delivered first quarter record net earnings and EPS Solid fundamentals and operational excellence Strong spring planting expectations Favorable ammonia and UAN price realization First quarter record UAN shipments Execution of capital allocation plans Repurchased 2.5 million shares for $507 million Continued investments in capacity expansion projects Achieved major safety milestones Huntington, Indiana Terminal achieved 41 years without a lost time accident Courtright, Ontario achieved 12 years without a lost time accident Port Neal, Iowa achieved 4 years without a lost time accident Plant City, Florida achieved 2 years without a lost time accident 4

Earnings and Cash Flow 2009 2010 2011 2012 2013 Earnings per Share Operating Cash Flow (millions) 5 $6.47 First quarter record First quarter reporting periods

Q1 Nitrogen Segment Results (1) Graph source: Green Markets In millions, except as noted 2013 Q1 Reported H/(L) 2012 Q1 Reported H/(L) 2012 Q1 Adjusted Sales $ 1,098 $ (174) $ (134) Gross margin 648 (15) 25 - Percent 59% 7 pts 9 pts Volume (000 st) 2,996 (205) (205) Average selling prices ($/st) - Ammonia $ 600 $ 2 $ 33 - Urea 410 (51) (26) - UAN 329 27 27 - AN 264 5 5 Gas cost $/MMBtu $ 3.57 $ 0.09 $ 0.09 Mid-Corn Belt Prices 6 $/st 2011 2012 2013 Ammonia Urea UAN-32 See slides 12-14 for reconciliation of adjusted financial results.

Graph source: Green Markets In millions, except as noted 2013 Q1 H/(L) 2012 Q1 Sales $ 239 $ (17) Gross margin 28 (22) - Percent 12% (8) pts Volume (000 st) 495 (21) - DAP 412 (12) - MAP 83 (9) - Domestic 382 57 - Export 113 (78) Average selling prices ($/st) - DAP $ 477 $ (17) - MAP 511 5 DAP Central Florida Price Q1 Phosphate Segment Results 7 $/st 2011 2012 2013

Supplemental Information 8 Forward NYMEX Natural Gas Strip (as of May 6, 2013) Source: Bloomberg L.P. U.S. Farm Income (Billions of U.S. Dollars) Source: USDA Source: USDA, Green Markets, CF Returns calculated using average of March-April new crop futures prices U.S. Farmer Returns Over Variable Costs (U.S. Dollars per Acre) Corn Planting Progress (Week Ending May 5, 2013) Source: USDA, CF $ per MMBtu Net Cash Income Gross Income

9 (1) Excludes 34% of Canadian Fertilizers Limited (CFL) that was owned by Viterra. CFL operations were treated as a consolidated variable interest entity in CF Industries Holdings, Inc. financial statements. (2) Acquisition of all outstanding interests in CFL closed April 30, 2013. (3) Approved ammonia debottleneck projects that are in process. (4) New plant construction projects. (5) As of the date of this presentation, the company had $2.25 billion of remaining share repurchase authorization. CF Industries’ Marketable Nitrogen Volumes and Shares Outstanding Million Nutrient Tons Million Shares Outstanding Share Count Capital Allocation Impact April 30, 2013 April 30, 2010 Jan. 31, 2013 (5)

Outlook/Summary Favorable agricultural market conditions Low stocks-to-use ratios and strong grain prices support high plantings Recent precipitation alleviates drought concerns Strong nitrogen demand near-term Potential demand shift benefits UAN and urea Corn planting requires annual nitrogen application Potential second-half 2013 impacts Possible ammonia carryover from late start High volume of U.S. urea imports CF Industries’ flexible manufacturing and distribution system prepared for short application window Continuation of effective capital deployment with repurchase of 1.3 million shares and completion of CFL acquisition since March 31st Continued cost advantage afforded by stable North American natural gas costs 10 CF Industries is positioned uniquely to serve North American demand with extensive low-cost production and distribution network

EBITDA and Selected Items 11 (in millions) Three months ended March 31, 2013 2012 Net earnings attributable to common stockholders $ 406.5 $ 368.4 Interest expense (income) – net 37.0 30.5 Income taxes 107.4 207.0 Depreciation, depletion and amortization 107.1 103.1 Less: Other adjustments(1) (6.6) (7.5) EBITDA(1) $ 651.4 $ 701.5 Memo: Selected items included above Unrealized mark-to-market (gains) losses on natural gas derivatives $ (22.5) $ 55.9 Losses (gains) on foreign currency derivatives 11.8 - Provision for liability to pre-IPO owners for NOL settlement 55.2 - Total $ 44.5 $ 55.9 (1) EBITDA is defined as net earnings attributable to common stockholders plus interest expense (income)-net, income taxes, and depreciation, depletion and amortization. Other adjustments include the elimination of loan fee amortization that is included in both interest and amortization, and the portion of depreciation that is included in non-controlling interest. We have presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.

CFL Selling Price Modifications 12 As of March 31, 2013, CF Industries, Inc. (CF Industries or the Company) owned 49% of the voting common shares and 66% of the non-voting preferred shares of Canadian Fertilizers Limited (CFL), an Alberta, Canada based nitrogen fertilizer manufacturer and purchased 66% of the production of CFL. Viterra, Inc. (Viterra) held 34% of the equity ownership of CFL, purchased the remaining 34% of CFL’s production and was entitled to receive a distribution from CFL equal to 34% of the net earnings. As of March 31, 2013, CFL was a variable interest entity that was consolidated in the Company’s financial statements. CF Industries’ and Viterra’s purchases of nitrogen fertilizer products from CFL were made under product purchase agreements. Under the provisions of these product purchase agreements that were in effect until the fourth quarter of 2012, CFL’s selling prices were based on market prices. An initial portion of the selling price was paid based upon production cost plus an agreed-upon margin once title passed as the product was shipped. The remaining portion of the selling price, representing the difference between the market price and production cost plus an agreed-upon margin, was paid after the end of the year. The sales revenue attributable to this remaining portion of the selling price was accrued on an interim basis. In the Company’s consolidated financial statements, the net sales and accounts receivable attributable to CFL are solely generated by transactions with Viterra, as all transactions with CF Industries are eliminated in consolidation. In the fourth quarter of 2012, the CFL Board of Directors approved an amendment to the product purchase agreements that modified the selling prices that CFL charges for products sold to Viterra and CF Industries. The modified selling price is based on production cost plus an agreed-upon margin and is reflected in the Company’s first quarter 2013 results, whereas, an interim market price accrual of $39.7 million was included in the Company’s first quarter 2012 results. The amendment creates a year-over-year comparability difference for net sales, gross margin, operating earnings, earnings before income taxes and net earnings attributable to noncontrolling interest, but does not impact the comparability of the Company’s net earnings attributable to common stockholders or net cash flows. In order to provide comparable information for the periods presented, the Company has provided certain financial information adjusted as if the modified CFL pricing calculation methodology had been in effect beginning in the first quarter of 2012. The table provided on slide 13 reflects and adjusts for the impact of the change on the Company’s consolidated net sales, gross margin, gross margin as a percent of sales and net earnings attributable to noncontrolling interest. In addition, the table on slide 14 reflects and adjusts for the impact of the change in the CFL pricing calculation methodology on nitrogen segment net sales, gross margin, gross margin as a percent of sales and average selling price per ton of ammonia and urea. In April 2013, CF Industries acquired Viterra’s interest in CFL (including its rights under its product purchase agreement with CFL) for a total purchase price of approximately C$0.9 billion. As a result of the completion of this transaction, CF Industries is entitled to purchase 100% of CFL’s nitrogen fertilizer production.

13 CFL Selling Price Modifications CONSOLIDATED RESULTS Three months ended March 31, 2013 2012 (in millions, except as noted) Net sales As reported $ 1,336.5 $ 1,527.6 Impact of selling price adjustment - (39.7) As adjusted $ 1,336.5 $ 1,487.9 Gross margin As reported $ 675.1 $ 711.8 Impact of selling price adjustment - (39.7) As adjusted $ 675.1 $ 672.1 Gross margin percentage As reported 50.5% 46.6% Impact of selling price adjustment - (1.4)% As adjusted 50.5% 45.2% Net earnings attributable to noncontrolling interest As reported $ 22.9 $ 63.3 Impact of selling price adjustment - (39.7) As adjusted $ 22.9 $ 23.6

14 Three months ended NITROGEN SEGMENT DATA March 31, 2013 2012 (in millions, except as noted) Net sales As reported $ 1,097.6 $ 1,271.7 Impact of selling price adjustment - (39.7) As adjusted $ 1,097.6 $ 1,232.0 Gross margin As reported $ 647.6 $ 662.1 Impact of selling price adjustment - (39.7) As adjusted $ 647.6 $ 622.4 Gross margin percentage As reported 59.0% 52.1% Impact of selling price adjustment - (1.6)% As adjusted 59.0% 50.5% Average selling prices (dollars per ton) Ammonia As reported $ 600 $ 598 Impact of selling price adjustment - (31) As adjusted $ 600 $ 567 Granular urea As reported $ 410 $ 461 Impact of selling price adjustment - (25) As adjusted $ 410 $ 436 CFL Selling Price Modifications